SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.                     )
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☐	Definitive proxy statement.

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☐	Soliciting material under Rule 14a-12.

Trust for Professional Managers
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐
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Alternative Strategies Mutual Fund
a series of Trust for Professional Managers
615 EAST MICHIGAN ST, 2ND FLOOR
MILWAUKEE, WI 53202

May 26, 2011

Dear Shareholder:

I am writing to inform you of the upcoming special meeting (the “Meeting”) of the shareholders of the Alternative Strategies Mutual Fund (the “Acquired Fund”), a series of Trust for Professional Managers.

The meeting is scheduled to be held at 10:00 a.m. Central time on June 29, 2011, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street,  Milwaukee, WI 53202. Please take the time to carefully read the enclosed Proxy Statement and cast your vote by following the instructions on the enclosed proxy ballot.

The purpose of the Meeting is to seek your approval for a proposed reorganization of the Acquired Fund. The Acquired Fund is currently organized as a series of Trust for Professional Managers (“TPM”), an open-end registered management investment company with its principal offices at 615 East Michigan Street, Milwaukee, Wisconsin, 53202. After completion of the proposed tax-free reorganization, the Acquired Fund would be a series of Northern Lights Fund Trust II, an open-end registered management investment company with its principal offices at 450 Wireless Blvd., Hauppauge, New York 11788. This proposed reorganization of the Acquired Fund will not result in a investment advisor or any sub-advisor to the Acquired Fund, or any change to the Acquired Fund’s investment objective, strategies or investment policies.

We think that this proposal is in the best interest of the shareholders of the Acquired Fund. The TPM Board of Trustees has unanimously recommended that shareholders of the Acquired Fund vote “FOR” the proposal.

Should you have any questions, please feel free to call us at 1-866-506-7390. We will be happy to answer any questions you may have. For voting instructions, including a toll-free number and website for voting, please refer to the enclosed ballot.

Your vote is important regardless of the number of shares you own. To assure your representation at the Meeting, please complete the enclosed proxy ballot and return it promptly whether or not you expect to be present at the Meeting. If you attend the Meeting, you may revoke your proxy and vote your shares in person.

Sincerely,

Joseph C. Neuberger
President
Trust for Professional Managers

Alternative Strategies Mutual Fund
a series of Trust for Professional Managers
615 EAST MICHIGAN ST, 2ND FLOOR
MILWAUKEE, WI 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held June 29, 2011
Dear Shareholders:

The Board of Trustees of Trust for Professional Managers (“TPM”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Alternative Strategies Mutual Fund, a series of TPM, to be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, on Wednesday, June 29, 2011 at 10:00 a.m., Central time, for the purpose of considering and approving the following proposals:

1.
to approve a proposed Agreement and Plan of Reorganization for the Acquired Fund and the Alternative Strategies Mutual  Fund (the “Acquiring Fund”), a series of Northern Lights Fund Trust II (“Northern Lights II”), whereby the Acquiring Fund would acquire all of the assets and liabilities of the Acquired Fund in exchange for shares of beneficial interest of the Acquiring Fund, which would then be distributed pro-rata by the Acquired Fund to its shareholders, in complete liquidation and termination of the Acquired Fund (the “Reorganization”); and

2.	to transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on April 30, 2011 are entitled to notice of, and to vote at, the Meeting and any adjournment(s ) thereof.

By Order of the Board of Trustees

Rachel A. Spearo, Esq., Secretary
Trust for Professional Managers
May 26, 2011

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

Alternative Strategies Mutual Fund
a Series of Trust for Professional Managers

PROXY STATEMENT

MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of Trust for Professional Managers (“TPM”), an open-end registered management investment company registered with the United States Securities and Exchange Commission (the “SEC”) with its principal office located at Trust for Professional Managers, 615 East Michigan Street, 2nd Floor, Milwaukee, WI 53202. The proxies are to be used at a special meeting (the “Meeting”) of the shareholders of Alternative Strategies Mutual Fund, a series of TPM (the “Acquired Fund”) at the offices of U.S. Bancorp Fund Services, LLC, on Wednesday, June 29, 2011 at 10:00 a.m., Central time, and any adjournment of the Meeting. The primary purpose of the Meeting is for shareholders of the Acquired Fund to consider and approve the following proposals:

1.
to approve a proposed Agreement and Plan of Reorganization for the Acquired Fund and the Alternative Strategies Mutual  Fund (the “Acquiring Fund”), a series of Northern Lights Fund Trust II (“Northern Lights II”), whereby the Acquiring Fund would acquire all of the assets and liabilities of the Acquired Fund in exchange for shares of beneficial interest of the Acquiring Fund, which would then be distributed pro-rata by the Acquired Fund to its shareholders, in complete liquidation and termination of the Acquired Fund (the “Reorganization”).; and

2.	to transact such other business that may properly come before the Meeting or any adjournments thereof.

The date of the first mailing of this Proxy Statement will be on or about May 26, 2011.

Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to be Held on June 29, 2011:

This proxy statement is available at www.ascentiafunds.com, or by contacting the Fund (toll-free) at 866-506-7390.  To obtain directions to attend the Special Meeting, please call the Fund (toll-free) at 866-506-7390.  For a free copy of the Fund’s latest annual and/or semi-annual report, call (toll-free) at 866-506-7390 or visit the Fund’s website at www.ascentiafunds.com or write to:

Alternative Strategies Mutual Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

SUMMARY OF PROPOSAL

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION UNDER WHICH THE ALTERNATIVE STRATEGIES MUTUAL FUND, A SERIES OF TPM, WOULD BE REORGANIZED INTO THE ALTERNATIVE STRATEGIES MUTUAL FUND, A SERIES OF NORTHERN LIGHTS II, IN A TAX-FREE REORGANIZATION.

At a meeting held on April 28, 2011, the Board of Trustees of TPM, including a majority of the Trustees who are not “interested persons” of TPM (the “Independent Trustees”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and unanimously approved an Agreement and Plan of Reorganization by and among TPM, on behalf of the Acquired Fund, Northern Lights II, on behalf of the Acquiring Fund, and Ascentia Capital Partners, LLC, the investment advisor to the Acquired Fund (the “Adviser”) substantially in the form attached to this Proxy Statement as Exhibit A (the “Plan of Reorganization”).  The Board of Trustees of TPM has unanimously recommended that shareholders of the Acquired Fund vote “FOR” the proposal.

If approved by shareholders of the Acquired Fund, under the Plan of Reorganization, the Acquired Fund, a series of TPM, will transfer all of its assets and liabilities to the Acquiring Fund, a newly organized series of Northern Lights II, in exchange for a number of Acquiring Fund shares equivalent in class, number and value to shares of the Acquired Fund outstanding immediately prior to the Closing Date (as defined below), followed by a distribution of those shares to Acquired Fund shareholders so that each Class A and Class I Acquired Fund shareholder would receive Class A shares and Class I shares, respectively, of the Acquiring Fund equivalent to the number of Acquired Fund shares held by such shareholder on May 10, 2011, or as soon as practicable thereafter (the “Record Date”) (this transaction is referred to as the “Reorganization”). The Acquired Fund would then be completely liquidated and terminated.  Like TPM, Northern Lights II is a Delaware statutory trust and an open-end investment company registered with the SEC.

If the Reorganization is approved and implemented, Class A and Class I shareholders of the Acquired Fund will become Class A shareholders and Class I shareholders, respectively of the Acquiring Fund. The Acquiring Fund’s investment objective, principal investment strategies and investment restrictions are identical to those of the Acquired Fund. In addition, the Advisor, and each of the current sub-advisors to the Acquired Fund: Armored Wolf, LLC, DuPont Capital Management Corporation, Sage Capital Management, LLC, and Dunham & Associates Investment Counsel, Inc. (collectively, the “Sub-Advisors”), except Research Affiliates, LLC; will continue to serve as the investment advisor and sub-advisors to the Acquiring Fund.  Research Affiliates, LLC also served as a sub-advisor to the Acquired Fund, but will serve solely as a signal provider to the Acquiring Fund’s advisor going forward. A signal provider provides research and portfolio analysis to an advisor, but does not process trades. In addition the shares of the Acquiring Fund generally will have the same legal characteristics as the shares of the Acquired Fund with respect to voting rights, assessibility, conversion rights and transferability. However, there are some differences between the funds. The Acquiring Fund will employ an administrator, transfer agent, custodian and distributor that are different than the administrator, transfer agent, custodian and distributor utilized by the Acquired Fund. In addition, none of the members of the Board of Trustees of TPM will serve on the Board of Trustees of Northern Lights II. If approved by shareholders, the Reorganization is expected to take effect on or about July 5, 2011 (the “Closing Date”), although the date may be adjusted in accordance with the Plan of Reorganization.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement:

•	Prospectus and Statement of Additional Information (“SAI”) of the Acquired Fund dated June 28, 2010; and

•	Annual Report to Shareholders of the Acquired Fund, audited financial statements for the fiscal year ended February 28, 2011.

The most recent annual report of the Acquired Fund, including audited financial statements for the fiscal year ended February 28, 2011, has been mailed previously to shareholders. If you have not received this report or would like to receive additional copies free of charge, please contact the Acquired Fund at the address set forth on the first page of this Proxy Statement or by calling (toll-free) 866-506-7390 and they will be sent to you by first class mail, or visit the Fund’s website at www.ascentiafunds.com.

COMPARISON OF THE ACQUIRED FUND AND THE ACQUIRING FUND

The Funds’ Investment Objectives, Principal Investment Strategies and Risks, and Limitations and Restrictions
The investment objective, principal investment strategies and risks, as well as the limitations and restrictions of the Acquired Fund and the Acquiring Fund (each a “Fund” and collectively, the “Funds”) will be identical. The Acquiring Fund is newly organized and will commence operation on the Closing Date. Each Fund’s investment objective, principal investment strategies and risks, as well as each Fund’s investment limitations and restrictions, are discussed in more detail below.

Investment Objectives
The investment objective of both Funds is long-term capital appreciation with low correlation to broad market indices.

Principal Investment Strategies
For each Fund, the Advisor is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund.  In the case of each Fund, the Advisor believes that the Fund’s investment reward and risk characteristics can be enhanced by employing multiple sub-advisory firms to manage the assets of the Fund using a “manager of managers” approach.  For each Fund, the Advisor selects and oversees multiple sub-advisors who manage separate segments of the Fund’s portfolio using distinct, complimentary, investment styles.

Both Funds attempt to achieve their investment objective by primarily investing in a variety of securities, including exchange-traded funds (“ETFs”) that are used to implement multiple alternative investment strategies in the Fund.  Each Fund may take both long and short positions in equity securities, including common and preferred stock of U.S. companies, convertible securities, equity swaps and foreign securities.  Each Fund may have up to 50% of its assets invested in foreign securities, including, but not limited to, American depositary receipts (“ADRs”) and securities in emerging markets.  Each Fund is generally not constrained among the other types of equity securities in which it may invest.  Each Fund may invest in companies of any size (from small-cap to mid-cap to large-cap) and in any style (from growth to value).  Each Fund may invest up to 50% of its net assets in derivative securities of any kind.  Each Fund’s investments in derivative securities are expected to consist primarily of future contracts on financial and commodity markets as well as equity swap transactions.  Each Fund uses derivative investments to increase the potential return on an investment, otherwise known as “leverage.”

Both Funds combine the attributes of alternative investment strategies with the shareholder features of a mutual fund.  For each Fund, the Advisor and Sub-advisors determine whether to buy or sell an investment for the Fund’s portfolio by applying the following strategies:

●
Long/Short Equity Strategies.  Long/Short equity strategies consists of equity strategies that combine core long holdings of equities with short sales of stock or stock index options.  Additionally, the long/short strategy may utilize securities that seek to track indexes on markets, sectors, and/or industries to hedge against potential adverse movements in security prices.  There are multiple versions of this core strategy category that can be implemented in each Fund.  The basic long/short equity strategies generally increases net long exposure in bull markets and decreases net long exposure, or even may be net short, in a bear market.  The long/short equity strategies may use equity swaps, or other derivatives, in addition to or in lieu of investing in long or short positions in individual securities or securities indices.

●
Market Neutral Strategies.  Market neutral strategies employ sophisticated quantitative techniques to analyze price data to ascertain information about future price movement and relationships between securities and select securities for purchase and sale.  These can include both factor-based and statistical arbitrage/trading strategies.  Factor-based strategies are those which use fundamental data, such as price to earnings ratios and dividend yields, as their inputs to find securities that are either attractive or unattractive based upon these fundamental metrics, and which are typically paired as one long position and one short position in equal dollar amounts, so as to be market neutral when combined.  Statistical arbitrage/trading strategies are those which use statistical data, such as statistical measures of a security’s return and risk characteristics as their inputs instead of fundamental data to achieve the same dollar neutral strategy and objective.

●
Convertible Arbitrage Strategy.  The convertible arbitrage strategy involves purchasing interest-bearing convertible debentures and/or high yielding, convertible preferred stocks.  These long convertible positions are then hedged against stock market risk by selling short a percentage of the underlying common stock and/or by writing equity call options.  Current income is derived from coupon interest and preferred dividends received from the convertible securities held long.  Income is also generated from the rebate interest received from the proceeds of the short sale of common stock and/or any option premium.  Investment decisions are based upon the price relationships between convertible securities and their underlying stocks in the context of the current market environment.  Convertible hedge positions are purchased if they demonstrate a favorable risk/reward profile when analyzed against different market scenarios.

●
Event Driven/Merger Arbitrage Strategies.  Event driven/merger arbitrage strategies focus on positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities.  Investment themes are typically developed by the sub-advisor on fundamental characteristics, such as attractive valuations relative to competition and, with the realization of the theme resulting from an event associated with the company or security such as announced mergers that are friendly but yet to be consummated.  Merger arbitrage strategies employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction.

●
International/Emerging Markets Strategies.  The international/emerging markets strategies seek to invest in securities of undervalued international companies, including ADRs that provide each Fund with exposure to businesses outside of the U.S. and that are attractively priced relative to their economic fundamentals.  Investments are selected using fundamental analysis of factors such as earnings, cash flows, and valuations based upon them, and are diversified among the economic and industry sectors in the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE”) and Emerging Markets Index (“MSCI EM”).

●
Global Macro Strategies. The global macro strategies consist of strategies that allocate capital to multiple independent proprietary technical and fundamental valuation models applied both long and short to equity, fixed income, currency and commodity markets globally.  The objective of the global macro strategy is to remain current with primary market trends.  Global macro can be implemented with multiple disciplines, resulting in a blend of approaches to maintain proper weights between discretionary decisions and data-driven decisions to achieve superior risk-adjusted returns.  “Top down” investment themes and risk management are the focus of the global macro strategies.

●
Commodity and Currency Strategies.  The commodity and currency strategies category consists of strategies that combine long and short holdings of commodity and currency positions.  A strategy typically invests in listed financial and commodity futures markets and currency markets around the world.   Commodity and currency strategies use various investment processes and both technical and fundamental research to determine how individual commodity contracts are used, both long and short.  In addition to being specific strategies, commodity and currency strategies are often sub-sets of the Global Macro strategy, where these asset classes are used to express specific macro views in commodities and/or currencies that are part of a broader strategy.

●
Tactical Trading Strategies.  Tactical trading strategies are strategies that can change their exposures quickly and significantly and are typically shorter-term in nature.  These strategies are usually complimentary to medium and longer-term strategies, and are often used to help manage exposure and risk.  The overlay strategy designed by the Advisor for each Fund may be used at times to mitigate long market exposure in risky asset classes in the Fund during adverse market conditions.  This strategy’s objective is to identify when markets are not trending upward and thus not productive for short-term exposure.  In this situation, this strategy is implemented and temporarily offsets the underlying exposure until market conditions improve.  Tactical trading strategies can be executed in many different ways, both long and short, use leverage, and be implemented with different securities types ranging from options and futures, to individual securities and ETFs.

●
Temporary or Cash Investments.  Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies as noted above.  The Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.  This may result in the Fund not achieving its investment objectives during that period.

Investment Risks
Many factors affect performance and neither Fund can guarantee that it will achieve its investment objective. When you redeem your shares of a Fund, the shares could be worth more or less than what you paid for them. As a result, an investor could lose money on an investment in either Fund. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Each Fund is subject to the following principal risks:

●
Management Risk.  The risk that investment strategies employed by the Advisor in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

●	General Market Risk. The risk that the value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.

●
Strategy Risk.  The risk that investment strategies employed by the Advisor and Sub-advisors in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

●
Equity Market Risk.  The risk that common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

●
Leverage Risk.  The risk that leveraging may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage, including borrowing, may cause the Fund to be more volatile than if it had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

●
Convertible Securities Risk.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise the value of the convertible security falls.

●
Large-Cap Company Risk.  The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.

●
Mid-Cap Company Risk.  The risk that the mid-cap companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, mid-cap stocks may be more volatile than those of larger companies.

●
Small- and Micro-Cap Company Risk.  The risk that the securities of small-cap and micro-cap companies may be more volatile and less liquid than the securities of companies with larger market capitalizations.  These small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies.

●
Fixed Income Securities Risks.  Fixed income securities are subject to the risk that securities could lose value because of interest rate changes.  Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities.  Fixed income securities are also subject to prepayment and credit risks.

●
High-Yield Debt Securities Risk.  The risk that high-yield debt securities or “junk bonds” are subject to a greater risk of loss of income and principal than higher-grade debt securities.  Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy.

●
Short Sales Risk.  The risk of loss if the value of a security sold short increases prior to the scheduled delivery date, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

●
Shares of Other Investment Companies Risk.  The risk that you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.

●
Exchange-Traded Funds Risk.  The risk related to investing in ETFs that do not apply to investments in conventional mutual funds, including that the market price of the ETF’s shares may trade at a discount to their net asset value (“NAV”) or that an active trading market for an ETF’s shares may not develop or be maintained.

●
Commodities Risk.  The risk that the price of securities and derivatives linked to commodity prices may not move in a manner similar to the broad commodity market.  Investments in companies involved in commodity-related businesses bear the risk that the value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity.

●
Foreign Securities and Currency Risk.  The risk of investments in foreign companies involve certain risks not generally associated with investments in the securities of U.S. companies, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment.  In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.  These risks may be greater in emerging markets and in less developed countries.

●	Swap Agreement Risk. The risk that a swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party.

●
Arbitrage Trading Risk.  The risk that the underlying relationships between securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses.

●
Derivative Securities Risk.  The risk that the Fund’s use of derivatives will cause losses due to the unexpected effect of market movements on a derivative’s price, or because the derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market.

●
Options and Futures Risk.  When options are purchased over the counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

●
High Portfolio Turnover Risk.  The risk that a high portfolio turnover rate has the potential to result in the realization by the Fund and distribution to shareholders of a greater amount of gains than if the Fund had a low portfolio turnover rate, which may lead to a higher tax liability.

●
Tax Risk.  Certain of the Fund’s investment strategies, including transactions in options and futures contracts, may be subject to the special tax rules, the effect of which may have adverse tax consequences for the Fund.

Limitations and Restrictions
Northern Lights II (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities of the Fund,” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

Each Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that: (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objective and strategies;

2.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.	Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than U.S. Government securities);

4.
Purchase or sell real estate unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

5.
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;

6.	Make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements); or

7.
With respect to 75% of its total assets, invest 5% or more of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer (does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities, or other investment companies).

The following lists the non-fundamental investment restrictions applicable to the Funds.  These restrictions can be changed by the respective Fund’s Board of Trustees, but the change will only be effective after notice is given to shareholders of the Fund.

Each Fund may not:

Invest 15% or more of the value of its net assets, computed at the time of investment, in illiquid securities.  Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.  Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice.

Except with respect to borrowing and illiquid securities, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Funds will not be considered a violation.

Fees and Expenses
The Table of Fees and Expenses and the Examples shown below are based on fees and expenses disclosed in the prospectus for the Acquired Fund and on estimates for the Acquiring Fund’s Class A and Class I shares. The Reorganization is not expected to result in an increase in shareholder fees and expenses. However, the fees charged by the certain individual service providers are changing. The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the Acquiring Fund’s Class A and Class I shares as compared to Class A and Class I shares of the Acquired Fund.

Comparison of Fees and Expenses
As of February 28, 2011

SHAREHOLDER FEES (fees paid directly from your investment)	Acquired Fund Class A	Acquired Fund Class I	Acquiring Fund Class A (Pro Forma)	Acquiring Fund Class I (Pro Forma)
Maximum Sales Charge (Load)(1)	5.75%	NONE	5.75%	NONE
Maximum Deferred Sales Charge (Load)	1.00% (2)	NONE	1.00% (2)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	NONE	NONE	NONE	NONE
Redemption Fees (as a percentage of amount redeemed within 30 days of purchase) (3)	2.00%	2.00%	2.00%	2.00%
Exchange Fees	NONE	NONE	NONE	NONE
ANNUAL FUND OPERATING EXPENSES (Expenses that are deducted from fund assets each year as a percentage of the value of your investment average net assets):
Management Fee	1.95%	1.95%	1.95%	1.95%
Distribution (12b-1)/Shareholder Servicing Fees	0.25%	NONE	0.25%	NONE
Other Expenses(4)	0.98%	0.98%	0.52%	0.52%
Dividend Expenses	0.71%	0.71%	0.71%	0.71%
Fee Waiver/Expense Reimbursement Recapture(5)	0.00%	0.00%	0.00%	0.00%
Underlying Fund Fees and Expenses(6)	0.17%	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	4.06%	3.81%	3.60%	3.35%
Fee Waiver/Expense Reimbursement(7)	(0.43)%	(0.42)%	0.00%	0.00%
Net Annual Fund Operating Expenses	3.63%	3.39%	3.60%	3.35%
(1)	The sales load does not apply on purchases of $1,000,000 or more.
(2)	The amount represents the contingent deferred sales charge (“CDSC”) that will apply on purchases of $1,000,000 or more.
(3)	If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged.
(4)
“Other Expenses” include custodian, administration, transfer agency and other customary fund expenses, and are based on estimated amounts for the Acquiring Fund’s current fiscal year ending February 28, 2012.   For the Acquired Fund, Other Expenses reflect actual amounts incurred by the Fund for the fiscal year ended February 28, 2011.

(5)
The Advisor has agreed to waive its fees and/or absorb expenses of each Fund to ensure that Total Annual Operating Expenses, excluding brokerage fees and commissions, dividends on short positions, Underlying Fund Fees and Expenses, taxes and extraordinary expenses, do not exceed 2.75% of the respective Fund’s average net assets of Class A shares or 2.50% of the respective Fund’s average net assets of Class I shares through August 31, 2011  and August 31, 2012, respectively, for the Acquired Fund and Acquiring Fund.  The Advisor is permitted to seek reimbursement from each Fund, subject to limitations, for fees it waived and expenses it paid with respect to the Fund and its predecessors, for three years from the date fees were waived or reimbursed, without causing Total Annual Operating Expenses (with the aforementioned exclusions) to exceed the 2.75% or 2.50% cap, as applicable.  Any such reimbursement is subject to the Board of Trustees review and approval. Based on estimated assets of the Acquiring Fund for the current fiscal year ending February 28, 2011, during the current fiscal year, the Advisor potentially may recapture all eligible expense reimbursements and fee waivers made with respect to the Acquired Fund and its predecessor over the prior three-year period.

(6)
It is required to disclose “Underlying Fund Fees and Expenses” in the above fee table.  Underlying Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds (“Underlying Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Underlying Fund.  Underlying Fund Fees and Expenses are reflected in the Underlying Fund’s net asset value (“NAV”).  Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of the Acquired Fund’s prospectus.

EXAMPLE
This example is intended to help you compare the costs of investing in either Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that each Fund’s operating expenses remain the same and that the Fund’s expense limitation agreement remains in force through August 31, 2011 and August 31, 2012, for the Acquired Fund and the Acquiring Fund, respectively. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Acquired Fund Class A	$919	$1,663	$2,462	$4,528
Acquired Fund Class I	$342	$1,083	$1,887	$3,982

Acquiring Fund Class A (Pro Forma)	$917	$1,614	$2,332	$4,215
Acquiring Fund Class I (Pro Forma)	$338	$1,030	$1,745	$3,640

Fund Performance
The following information shows the past performance of the Acquired Fund. The bar chart demonstrates the risks of investing in the Acquired Fund shares from year to year and the Average Annual Total Returns table shows how the Acquired Fund average annual total returns compare with that of a broad measurement of market performance. If the Reorganization is approved by shareholders, the Acquiring Fund will acquire all of the assets and liabilities of the Acquired Fund. The Acquiring Fund also will assume the performance history of the Acquired Fund. Past performance is not necessarily indicative of future performance.

Calendar Year Class I Returns as of December 31

The Acquired Fund’s calendar year-to-date return as of March 31, 2011 was 1.23%.  During the period shown in the bar chart, the best performance for a quarter was 6.82% (for the quarter ended June 30, 2009).  The worst performance was -6.19% (for the quarter ended March 31, 2009).

*Returns are shown in the chart for Class I shares.  The performance of Class A Shares will differ due to differences in expenses and sales load charges.

Performance Table
Average Annual Total Returns
Periods Ended February 28, 2011

Acquired Fund	One Year	Since Inception (Class I: 3/3/2008); (Class A: 10/15/2008)
CLASS I SHARES
Return Before Taxes	4.45%	1.06%
Return After Taxes on Distributions(1)(2)	3.72%	0.78%
Return After Taxes on Distributions and Sale of Fund Shares(1)(3)	3.02%	0.78%
CLASS A SHARES
Return Before taxes(4)	-1.87%	0.16%
S&P 500 INDEX
S&P 500 Index(5)	22.57%	2.18%

(1)
After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes.  The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. After tax returns are shown for Class I shares only.  After tax returns for Class A shares will vary.

(2)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.
(3)
“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(4)	The Return before taxes figure shown includes a sales load charge.
(5)	The S&P 500 is an unmanaged index and does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear. A direct investment in an index is not possible.

Fund Expenses

The Acquiring Fund’s Class A shares and Class I shares will have the same management, distribution and service fees as the Class A shares and Class I shares of the Acquired Fund. Fund expenses will differ with respect to “other expenses,” which include the fees of some of the Funds’ service providers as well as certain out-of-pocket expenses.  The Advisor has agreed to waive its fees and/or absorb expenses of each Fund to ensure that Total Annual Operating Expenses, excluding brokerage fees and commissions, dividends on short positions, Underlying Fund Fees and Expenses, taxes and extraordinary expenses, do not exceed 2.75% of the respective Fund’s average net assets of Class A shares or 2.50% of the respective Fund’s average net assets of Class I shares through August 31, 2011 and August 31, 2012, respectively, for the Acquired Fund and the Acquiring Fund.  The Advisor is permitted to seek reimbursement from each Fund, subject to limitations, for fees it waived and expenses it paid with respect to the Fund and its predecessors, for three years from the date fees were waived or reimbursed, without causing Total Annual Operating Expenses (with the aforementioned exclusions) to exceed the 2.75% or 2.50% cap, as applicable.

It is anticipated that the expenses of the Acquiring Fund will not exceed those of the Acquired Fund.  Certain expenses of the Acquiring Fund are expected to decrease due to economies of scale (such as legal, auditing and insurance costs). This decline in fees is expected to reduce total annual fund operating expenses before fee waivers and/or reimbursements by the Advisor.

Distribution and Service (Rule 12b-1) Fee Comparison

Each Fund has adopted a distribution plan pursuant to Rule 12b-1 (each, a “Distribution Plan”) under the 1940 Act on behalf of its Class A shares.  Under the Distribution Plan, each Fund is authorized to pay distributor for expenses relating to the sale and distribution of the Fund’s Class A shares (the “12b-1 Fee”).  The maximum amount of the 12b-1 Fee authorized is 0.25% of a Fund’s average daily net assets attributable to Class A shares annually.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in Class A Fund shares and may cost you more than paying other types of sales charges.  Class I shares of both Funds are sold without a sales charge and are not currently charged a distribution and service (12b-1) fee; however, the Class I shares of each Fund are subject to the distribution Plan and the Board may implement a fee of up to 0.25% on Class I shares.

In addition, each Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Advisor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.  The Advisor, out of its own resources, and without additional cost to a Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund.  Such payments and compensation are in addition to service fees paid by the Funds, if any.  These additional cash payments are generally made to intermediaries who provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Cash compensation may also be paid to intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders.  The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Sales Charges

The Acquiring Fund’s Class A shares will have the same front-end sales charge structure (except as indicated in the table below with respect to breakpoints) and the same distribution and service (12b-1) fees as the Acquired Fund. As stated above, Fund expenses will differ with respect to “other expenses,” which include the fees of the Funds’ service providers as well as certain out-of-pocket expenses.  It is anticipated that the expenses of the Acquiring Fund will not exceed those of the Acquired Fund.

Sales Charges Comparison - Class A shares of each Fund may be purchased at the public offering price, which is the next determined NAV, plus an initial sales charge of up to 5.75%.  Class I shares of each Fund may be purchased at NAV and are not subject to a sales charge.  The payment of an initial sales charge means that a portion of your initial investment goes toward the sales charge.  Reduction and waivers of the sales charge are available in certain circumstances.  The actual sales charge imposed varies depending on the amount invested as follows:

Sales Charge as a percentage of:
ACQUIRED FUND CLASS A SHARES	Sales Charge as a % of Public Offering Price(1)	Sales Charge as a % of Net Amount Invested	Dealer Re-allowance as a percentage of Public Offering Price
Less than $100,000	5.75%	6.10%	5.75%
$100,000 but less than $250,000	4.50%	4.71%	4.50%
$250,000 but less than $500,000	3.50%	3.63%	3.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.50%
$1,000,000 or more(2)	0.00%	0.00%	0.00%

Sales Charge* as a percentage of:
ACQUIRING FUND CLASS A SHARES	Sales Charge as a % of Public Offering Price(1)	Sales Charge as a % of Net Amount Invested	Dealer Re-allowance as a percentage of Public Offering Price
Less than $50,000	5.75%	6.10%	5.75%
$50,000 but less than $250,000	4.50%	4.71%	4.50%
$250,000 but less than $500,000	3.50%	3.63%	3.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.50%
$1,000,000 or more	0.00%	0.00%	0.00%

(1)
Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2)	Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within twelve months from the date of purchase.

Class A Sales Charge Reduction and Waivers

Breakpoint Discounts
As the sales charge table above shows, the larger your investment in a Fund’s Class A shares, the lower your initial sales charge imposed on the purchase.  Each investment threshold that qualifies for a lower sales charge is known as a “breakpoint.”  You may be able to qualify for a breakpoint on the basis of a single purchase, or by aggregating the amounts of more than one purchase in the following ways:

Letter of Intent.  A letter of intent (“LOI”) allows you to qualify for a breakpoint discount with respect to a current purchase, based on the total amount of purchases you intend to make in the near future.  You can sign an LOI, in which you agree to invest a certain amount (your goal) in a Fund over a six-month period, and your initial sales charge will be based on your goal.  A 90-day back-dated period can also be used to count previous purchases toward your goal (but you will not be entitled to a rebate of any sales charge paid on those purchases).  Your goal must be at least $100,000 for the Acquired Fund or $50,000 for the Acquiring Fund’s Class A shares, and, if you do not meet your goal within the six-month period, the higher sales charge will be deducted from your account.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI.

Right of Accumulation.  A right of accumulation (“Right of Accumulation”) allows you to qualify for a breakpoint with respect to a current purchase based on the total value of your previous purchases.  The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other shares you own at the financial intermediary at which you are making the current purchase.  For example, if your account value from shares of the Acquired Fund purchased is $90,000 and you wish to invest an additional $20,000 in the Acquired Fund, you can invest that $20,000 in Acquired Fund shares and pay the reduced sales charge rate normally applicable to a $100,000 investment.  Similarly, if your account value from Class A shares of the Acquiring Fund purchased is $40,000 and you wish to invest an additional $20,000 in the Acquiring Fund Class A shares, you can invest that $20,000 in Acquiring Fund Class A shares and pay the reduced sales charge rate normally applicable to a $50,000 investment.  Each Fund may terminate or change this privilege at any time upon written notice.

Combine With Family Members and Related Entities.  This is the same for both Funds.  You can also count towards the amount of your investment, all investments in a Fund made by your spouse and your children under age 21 (“Family Members”), including their Rights of Accumulation and goals under an LOI.  You can also count the amount of all investments in a Fund under a single trust agreement with multiple beneficiaries, of which you are one, or a qualified retirement or employee plan of a single employer, of which you are a participant.

Your Responsibility With Respect to Breakpoint Discounts.  This is the same for both Funds.  In order to obtain any of the sales charge discounts set forth above, you must inform your financial advisor or the Fund’s transfer agent of the existence of any eligible amounts under any Rights of Accumulation or LOI, in accounts held by family members at the time of purchase.  You must inform your financial advisor and/or the Fund’s transfer agent of all shares of a Fund held (i) in your account(s) at the financial advisor, (ii) in your account(s) by another financial intermediary and (iii) in any other accounts held at any financial intermediary belonging to your family members.

Purchases of Class A at Net Asset Value
Except as otherwise noted below, this is substantively substantially similar for both the Class A shares of the Acquired Fund and the Class A shares of the Acquiring Fund.  Purchases of shares in an amount of $1,000,000 or more are not subject to an initial sales charge.  In addition, purchases of shares in an amount less than $1,000,000 may be eligible for a waiver of the sales charge in the following circumstances:

•
purchases by current and retired directors and officers of a Fund sponsored by the Advisor or any of its subsidiaries, their families ( e.g., spouse, children, mother or father) and any purchases referred through the Advisor.

•
purchases by employees of the Advisor and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).  Please note that whereas the Acquiring Fund may waive the sales charge only for the immediate families of Selling Brokers, the Acquired Fund provided a sales charge waiver for any family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of Selling Brokers.

•
purchases by any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund's shares and their immediate families.  Please note that whereas the Acquiring Fund may waive the sales charge only for the immediate families of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund's shares, the Acquired Fund provided a sales charge waiver for any family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of such persons.

•
purchases by participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

•
purchases by clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

•	purchases by institutional investors (which may include bank trust departments and registered investment advisors).

•
purchases by any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

•	purchases by separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•
purchases by employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan's investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

Comparison of Shareholder Services

Purchase and Redemption Procedures
The Acquiring Fund will offer the same or substantially similar shareholder purchase and redemption services as the Acquired Fund, including telephone purchases and redemptions. Shares of each Fund may be purchased and redeemed at the net asset value of the shares (plus applicable sales charges for Class A shares) as next determined following receipt of a purchase or redemption order, provided the order is received in proper form. Payment of redemption proceeds from a Fund generally will be sent by mail or wire within three business days after processing by the Fund’s transfer agent after receipt of a redemption request in proper form. Payment of redemption proceeds from a Fund generally will be received within a week after processing by the Fund’s transfer agent after receipt of a redemption request in proper form.

Minimum Initial and Subsequent Investment Amounts
The Acquiring Fund will offer the same account minimums and automatic investment plan as the Acquired Fund. The initial minimum and subsequent investments applicable to both the classes of Acquired Fund and Class A shares of the Acquiring Fund are summarized below:

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment	Minimum Dividend and Distribution Reinvestment
Regular and Automatic Investment	$2,500	$500	None
Retirement and Automatic Investment	$1,500	$500	None

Both Funds reserve the right to waive or reduce the minimum investment amount under certain circumstances. Both Funds offer an automatic investment plan, which automatically deducts money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts. The Funds permit subsequent investments of $100 under their respective automatic investment plans.

Redemptions
You may redeem any or all of your shares in a Fund by writing or telephoning the Fund, as well as by participating in either Fund’s systematic withdrawal plan. Shareholders with a current account value of at least $10,000 may adopt a systematic withdrawal plan to provide for monthly, quarterly or other periodic checks of $100 or more.

Dividends and Distributions
The Acquiring Fund will have the same dividend and distribution policy as the Acquired Fund. Shareholders who have elected to have dividends and capital gains reinvested in shares of the Acquired Fund will continue to have dividends and capital gains reinvested in the Acquiring Fund following the Reorganization.

Fiscal Year
The Acquired Fund currently operates on a fiscal year ending February 28, 2011. Following the Reorganization, the Acquiring Fund will assume the financial history of the Acquired Fund and continue to operate on a fiscal year ending February 28, 2011 of each year.

Certain Comparative Information about TPM and Northern Lights II
TPM is organized as a Delaware statutory trust under a Declaration of Trust and By-Laws (the “Governing Documents”) and Northern Lights II is organized as a Delaware statutory trust under an Agreement and Declaration of Trust and By-Laws (also “Governing Documents”). There are no material differences in shareholder rights between the Governing Documents of TPM and Northern Lights II.

THE ADVISOR

The Advisor and the terms of the advisory agreement, as discussed below for the Acquired Fund, will be substantially identical for the Acquiring Fund except where otherwise noted below.

Ascentia Capital Partners, LLC (the “Advisor”), serves as investment advisor to the Acquired Fund.  Steve McCarty is the Managing Partner of the Advisor, which he founded in 2005.  The Advisor is responsible for developing, constructing and monitoring the asset allocation and portfolio management for the Acquired Fund.  Through a blending of sub-advisory firms, or managers, with complementary styles and approaches (the “Sub-Advisors”), the Advisor intends to manage the Fund in a “manager of managers” approach by selecting and overseeing multiple sub-advisors who manage using a distinct investment style for a segment of the Acquired Fund’s assets.  Important elements of the Advisor’s oversight are the periodic rebalancing employed to ensure an appropriate mix of elements in the Acquired Fund, and ongoing evaluation of the Sub-Advisors to ensure they do not deviate from the stated investment objective or strategies.  Additionally, the Advisor may invest the Acquired Fund’s assets in securities and other instruments directly. The Advisor may exercise this discretion over unallocated assets to invest the Fund’s assets directly and may reallocate to itself assets previously allocated to a Sub-Advisor.   The Acquired Fund is the only mutual fund currently managed by the Advisor.

Pursuant to the terms of the Acquired Fund’s Investment Advisory Agreement, (the “Advisory Agreement”), as compensation for its investment management services the Advisor receives a fee, computed and accrued daily and paid monthly, at an annual rate of 1.95% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and reimburse the Acquired Fund’s expenses so that total annual Fund operating expenses, excluding brokerage fees and commissions, dividends on short positions, Underlying Fund Fees and Expenses, borrowing costs, taxes and extraordinary expenses, do not exceed 2.75% and 2.50% of its average daily net assets for Class A and Class I shares respectively, through August 31, 2011, (August 31, 2012 for the Acquiring Fund).  The Advisor is permitted to seek reimbursement from the Acquired Fund (and the Acquiring Fund), subject to limitations, for fees it waived and expenses it paid with respect to both Funds, three years from the date fees were waived or reimbursed, without causing Total Annual Operating Expenses (with the aforementioned exclusions) to exceed the 2.75% and 2.50% caps.  Any such reimbursement is subject to the review and approval by the Funds’ respective Boards of Trustees.

The Advisor (not the Funds) may pay certain financial institutions (which may include banks, credit unions, brokers, securities dealers and other industry professionals) a fee for providing distribution-related services and/or for performing certain administrative servicing functions for Fund shareholders, to the extent these institutions are allowed to do so by applicable statute, rule or regulation. A discussion of the factors that the Board of Trustees considered in approving each Fund’s Advisory Agreement will be included in the respective Fund’s annual or semi-annual report, as applicable.

THE SUB-ADVISORS

The Sub-Advisors and the terms of each sub-advisory agreement, as discussed below for the Acquired Fund, will be substantially identical for the Acquiring Fund except where noted below.

The Advisor, on behalf of the Acquired Fund, has entered into a sub-advisory agreement with each Sub-Advisor, and the Advisor compensates the Sub-Advisors out of the investment advisory fees it receives from the Acquired Fund.  Each Sub-Advisor makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Acquired Fund’s portfolio manager (see “Portfolio Managers” below).  The Advisor oversees the Sub-Advisors for compliance with the Acquired Fund’s investment objective, policies, strategies and restrictions, and monitors each Sub-Advisor’s adherence to its investment style.  The Acquired Fund’s Board of Trustees supervises the Advisor and the Sub-Advisors, establishes policies that they must follow in their management activities, and oversees the hiring and termination of Sub-Advisors recommended by the Advisor.  TPM applied for, and the SEC has granted, an exemptive order with respect to the Acquired Fund that permits the Advisor, subject to certain conditions, to terminate existing Sub-Advisors or hire new Sub-Advisors for the Fund, to materially amend the terms of particular agreements with Sub-Advisors or to continue the employment of existing Sub-Advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement.  The terms of the exemptive order are applicable to the Acquired Fund as well as any other registered investment company for which the Advisor serves as investment adviser including the Acquiring Fund. This arrangement has been approved by the Acquired Fund’s Board of Trustees and its initial Shareholder.  This arrangement has also been approved by the Acquiring Fund’s Board of Trustees and its initial Shareholder.  Consequently, under the exemptive order, the Advisor has the right to hire, terminate and replace Sub-Advisors when the Board of Trustees of a Fund and the Advisor feel that a change would benefit the Fund.  For both Funds, within 90 days of retaining a new Sub-Advisor, shareholders of the Fund will receive notification of the change.  The manager of managers structure enables each Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements.  The structure does not permit investment advisory fees paid by a Fund to be increased or change the Advisor’s obligations under the Advisory Agreement, including the Advisor’s responsibility to monitor and oversee sub-advisory services furnished to the Funds, without shareholder approval.  Furthermore, any sub-advisory agreements with affiliates of a Fund or the Advisor will require shareholder approval.

Research Affiliates, LLC
Research Affiliates, LLC also served as a sub-advisor to the Acquired Fund, but will serve solely as a signal provider to the Acquiring Fund going forward. A signal provider provides research and portfolio analysis to an advisor, but does not process trades.

Armored Wolf, LLC
The Advisor has entered into a sub-advisory agreement with Armored Wolf, LLC (“Armored Wolf”) to manage a portion of the Acquired Fund’s assets using the Fund’s Global Macro Strategies.  Armored Wolf is located at 65 Enterprise, Aliso Viejo, California 92656 and is a registered investment adviser.  Armored Wolf is controlled by Mr. John Brynjolfsson, the firm’s chief investment officer.  Armored Wolf, which was established in 2008, offers investment advisory services and global perspective to investors.  As of March 31, 2011, Armored Wolf had approximately $____ million in assets under management.

DuPont Capital Management Corporation
The Advisor has entered into a sub-advisory agreement with DuPont Capital Management Corporation (“DCM”) to manage a portion of the Acquired Fund’s assets using the Fund’s international/emerging markets Strategies.  DCM is located at Delaware Corporate Center, One Righter Parkway, Suite 3200, Wilmington, Delaware 19803.  DCM is a wholly owned subsidiary of the E.I. DuPont de Nemours Company, and is an independent registered investment advisor with a broadly diversified product offering.  DCM, which was established in 1975 and became a SEC registered investment advisor in 1993, offers investment advisory services and global perspective to institutional investors.  As of March 31, 2011, DCM had over $_____billion in assets under management.

Sage Capital Management, LLC
The Advisor has entered into a sub-advisory agreement with Sage Capital Management, LLC (“Sage Capital”) to manage a portion of the Acquired Fund’s assets using the convertible arbitrage strategy.  Sage Capital is located at 665 South Orange Avenue, Suite 3, Sarasota, FL 34236, and is a registered investment advisor.  Sage Capital manages a variety of domestic limited partnership funds that are open to both individual and institutional investors and a number of separately managed accounts.  Sage Capital was founded in 1988 for the purpose of investing client capital in convertible securities, both on a strategic directional and arbitrage basis.  As of March 31, 2011, Sage Capital managed over $____ million in assets.

Dunham & Associates Investment Counsel, Inc.
The Advisor has entered into a sub-advisory agreement with Dunham & Associates Investment Counsel, Inc. (“DAIC”) to manage a portion of the Acquired Fund’s assets using the international/emerging markets strategies.  DAIC is located at 10251 Vista Sorrento Parkway, Suite 200, San Diego, CA 92121, and is a registered investment advisor.  DAIC is also a registered broker-dealer under the Securities Exchange Act of 1934, as amended.  DAIC is wholly owned by Dunham & Associates Holdings, Inc. (“Dunham Holdings”).  Jeffrey Dunham owns a controlling 95% interest in Dunham Holdings which represents 100% of the voting shares of Dunham Holdings.  DAIC, which was founded in 1985, offers investment advisory services to pension plans, pooled investment vehicles, high-net worth individuals and mutual funds.  As of March 31, 2011, DAIC managed over $____ million in individual separate accounts assets and in DAIC sponsored mutual funds.

THE PORTFOLIO MANAGERS

The portfolio managers, as discussed below for the Acquired Fund, will be identical for the Acquiring Fund except where otherwise noted.

Advisor
James P. Calhoun and James O’Shaughnessy Houssels are members of the Investment Committee that is responsible for the day-to-day management of the segment of the Acquired Fund’s portfolio managed by the Advisor, as well as to provide oversight of the Acquired Fund’s portfolio managed by the Sub-Advisors.

James P. Calhoun joined the Advisor in 2008.  He has over 6 years of experience in investment management as well as extensive experience in the quantitative, fundamental and technical aspects of the securities markets with a specific emphasis on alternative portfolio management.  He is a member of the Investment Committee and participates in the development and communication of the firm’s investment strategy, as well as client asset allocations and investment recommendations.  Mr. Calhoun has a Bachelor of Science Degree in Business Administration with majors in Finance and Economics from the University of Nevada, Reno.   His degree emphasized Derivatives and Risk Management, International Finance and Foreign Exchange, Portfolio Management and Optimization, Corporate Valuation and Forecasting, Alternative Investment Strategies, Econometrics, Macro Economics, Micro Economics, and Statistics.  Prior to joining the Advisor Mr. Calhoun worked with GMH Capital Partners managing real-estate investments from 2004 to 2007, and Equitas Capital from 2003 to 2004.  Mr. Calhoun is a CFA Level II candidate.

James O’Shaughnessy Houssels is a portfolio manager of the Advisor (since June 2009) and is also a Managing Member and registered investment adviser representative of Wealth Management Associates, LLC (since 2002) which serves as the backbone of his family office and is the sole investment advisor to the Houssels Family Limited Partnership.  Mr. Houssels has a Bachelor’s Degree from the University of Nevada, Las Vegas.

Sub-Advisors

Armored Wolf, LLC
John Brynjolfsson is the Portfolio Manager and responsible for the day-to-day management of the segment of the Acquired Fund’s assets managed by Armored Wolf.  Mr. Brynjolfsson founded Armored Wolf in 2008, acts as Chief Investment Officer and Managing Director, and is a member of the firm’s Management and Investment Committees.  As Chief Investment Officer, he is responsible for overseeing all investment activity at Armored Wolf.  Mr. Brynjolfsson has over 20 years of investment experience and a background in risk management.  From 2003-2008, Mr. Brynjolfsson was the Managing Director at Pacific Investment Management Company, LLC (“PIMCO”), a registered investment adviser, where launched and grew PIMCO’s Real Return platform to approximately $80 billion before his departure in 2008.  In this role, Mr. Brynjolfsson ran PIMCO’s 2nd, 3rd, and 4th largest public funds which included the world’s largest commodities fund and two large inflation‐linked bond funds.  Mr. Brynjolfsson has written several books on the topic of inflation linked investing, and worked with the US Treasury to design the TIPS market in 1996.

DuPont Capital Management Corporation
Rafi U. Zaman, CFA, is the Portfolio Manager and is primarily responsible for the day-to-day management of the segment of the Acquired Fund’s assets managed by DCM.  Mr. Zaman, Managing Director of Global Equities, directs and co-manages all equity groups, and joined DCM in 1998.  Mr. Zaman holds a B.S. Degree with honors in Mechanical Engineering from the REC Kurukshetra in India, an M.S. Degree in Industrial Engineering from Stanford University and is a CFA charterholder.

Sage Capital Management, LLC
Peter deLisser, Karen Heston and Michael C. Ippolito, CFA are the co-Portfolio Managers primarily responsible for the day-to-day management of the segment of the Acquired Fund’s assets managed by Sage Capital.  Mr. deLisser founded Sage Capital in 1988 and is the President and Senior Partner of the firm.  Ms. Heston is the Chief Investment Officer for Sage Capital and has been with the firm since 1993.  Mr. Ippolito serves as a Portfolio Manager and Senior Research Analyst for Sage Capital, and joined the firm in July of 1999.

Dunham & Associates Investment Counsel, Inc.
David Holmes is the Portfolio Manager primarily responsible for the day-to-day management of the segment of the Acquired Fund’s assets managed by DAIC.  Mr. Holmes is Chief Investment Officer, and has been registered with DAIC since February 25, 2009.  Prior to joining DAIC, Mr. Holmes served as President and Chief Investment Officer of Adagio Capital Management, LLC (“Adagio”) and Adagio Trust Company from 2000 to February 2009.  While at Adagio, Mr. Holmes served as the Fund’s principal portfolio manager.  Mr. Holmes was a Vice President/Portfolio Manager for the Whittier Trust Company, an independent investment management company, from 1995 to 2000.

REASONS FOR THE REORGANIZATION

The Reorganization is proposed primarily to provide shareholders with lower total annual fund operating expenses while providing substantially similar shareholder services.

At a meeting of the Board of Trustees of TPM held on April 28, 2011, the Trustees, including the Independent Trustees, considered the Plan of Reorganization substantially in the form attached to this Proxy Statement, and unanimously determined that the Reorganization is in the best interests of the shareholders of the Acquired Fund and that the interests of those shareholders will not be diluted as a result of the Reorganization. Based on information requested by the Board and provided by the Advisor, the Trustees compared the investment objectives and principal strategies of the Acquired Fund and the Acquiring Fund and concluded that the investment objective, principal investment strategies and fundamental investment restrictions of the Acquired Fund and the Acquiring Fund are identical.

Additionally, the Board noted that the Advisor will continue as investment advisor to the Acquiring Fund and that the management agreement between Northern Lights II and the Advisor is not materially different from the advisory agreement currently in place between TPM and Advisor. The Board also noted that the Advisor would continue to manage the Acquiring Fund using a manager of managers structure identical to that used for the Acquired Fund, and that each of the current sub-advisors to the Acquired Fund: Armored Wolf, LLC, DuPont Capital Management Corporation, Sage Capital Management, LLC, and Dunham & Associates Investment Counsel, Inc., except Research Affiliates, LLC, will continue to serve as the investment advisor and sub-advisors to the Acquiring Fund.  Research Affiliates, LLC also served as a sub-advisor to the Acquired Fund, but will serve solely as a signal provider to the Acquiring Fund’s advisor going forward. A signal provider provides research and portfolio analysis to an advisor, but does not process trades.

The Board reviewed Fund expenses noting that certain operating expenses, such as administration, accounting and transfer agent fees, are expected to decline based on estimates provided by the Acquiring Fund’s service providers. This decline in fees is expected to reduce total annual fund operating expenses before fee waivers and/or reimbursements by the Advisor. The Advisor has contractually agreed to waive its fee and reimburse the Acquiring Fund’s expenses so that total annual Fund operating expenses, excluding brokerage fees and commissions, dividends on short positions, Underlying Fund Fees and Expenses, borrowing costs, taxes and extraordinary expenses, do not exceed 2.75% and 2.50% of the average daily net assets of its Class A shares and Class I shares respectively, through August 31, 2012.

The Board also considered the cost and tax consequences of the Reorganization. The Board noted that Advisor has agreed to bear the expenses associated with the Reorganization and it is anticipated that the Fund and its shareholders will not bear any material direct or indirect expenses. In addition, the Board considered the fact that the Reorganization is intended to be a tax-free reorganization for federal income tax purposes, that there will be no direct or indirect federal income tax consequences of the Reorganization to the Acquired Fund, the Acquiring Fund or shareholders, and that the Acquired Fund and Acquiring Fund will receive a legal opinion to that effect prior to the Reorganization.

Based on the factors discussed above, the Board of Trustees of TPM, including a majority of the Independent Trustees, unanimously determined that the Reorganization is in the best interests of the Acquired Fund, that the terms of the Plan of Reorganization are fair and reasonable, and that the interests of shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

The Board of Trustees of the Acquired Fund unanimously recommends that shareholders approve the Plan of Reorganization.

SUMMARY OF THE REORGANIZATION PLAN AND AGREEMENT

Below is a summary of the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety.

General Plan of Reorganization
The Plan of Reorganization outlines several steps that will occur on the Closing Date, provided the Reorganization is approved by  the Acquired Fund’s shareholders. First, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for Class A and Class I shares of the Acquiring Fund and an assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund. Immediately thereafter, the Acquired Fund will liquidate and distribute the Class A and Class I shares received from the Acquiring Fund to its shareholders in exchange for their Class A and Class I shares, respectively, of the Acquired Fund. This will be accomplished by opening an account on the books of the Acquiring Fund in the name of each shareholder of record of the Acquired Fund and by crediting to each such account with the shares due to the shareholder in the Reorganization. Every shareholder will own the same number of Class A and Class I shares of the Acquiring Fund as the number of Class A and Class I shares, respectively, of the Acquired Fund held by the shareholder immediately before the Reorganization. For example, if you held 100 Class A shares of the Acquired Fund immediately prior to the Closing Date, those shares would be canceled and you would receive 100 Class A shares of the Acquiring Fund. The value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization. All of these transactions would occur as of the Closing Date.

Other Provisions
The Reorganization is subject to a number of conditions set forth in the Plan of Reorganization. Certain of these conditions may be waived by the Board of Trustees of each of TPM and Northern Lights II. The significant conditions include: (a) the receipt by TPM and Northern Lights II of an opinion of counsel as to certain federal income tax aspects of the Reorganization, and (b) the approval of the Plan of Reorganization by shareholders of the Acquired Fund (which may not be waived). The Plan of Reorganization may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Acquired Fund, by the Board of Trustees of TPM or the Board of Trustees of Northern Lights II. In addition, the Plan of Reorganization may be amended upon mutual written agreement. However, shareholder approval would be required in order to amend the Plan of Reorganization subsequent to the shareholders meeting in a manner that would change the method for determining the number of Class A shares and Class I shares of the Acquiring Fund to be issued to Class A and Class I shareholders, respectively, of the Acquired Fund, or if such amendment had a material adverse effect on shareholders.

OTHER SERVICE PROVIDERS

Upon reorganization, the Acquiring Fund will have a different custodian, distributor, administrator, transfer agent and fund accountant than the Acquired Fund. Below is information on the new service providers, as well as information on service providers who will continue to provide substantially similar services to the Acquiring Fund as they currently provide to the Acquired Fund. A vote in favor of the proposed Reorganization will, in effect, constitute an approval by shareholders of the new service providers as governed by written service agreements and other agreements entered into by Northern Lights II, on behalf of the Acquiring Fund.

Distributor
Upon reorganization, Northern Lights Distributors, LLC 4020 South 147th Street, Suite 2, Omaha, NE 68137 (the “Distributor”), will be the exclusive agent for distribution of shares of the Acquiring Fund. The Distributor is obligated to sell the shares of the Acquiring Fund on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, currently provides similar services for the Acquired Fund.

Administrator, Fund Accounting and Transfer Agency Services
Upon reorganization, Gemini Fund Services, LLC (“GFS”), will become the Acquiring Fund’s administrator, fund accountant, transfer agent and dividend disbursing agent. GFS is located at 4020 South 147th Street, Suite 2, Omaha, NE 68137. GFS will maintain the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Acquiring Fund’s shares, act as dividend and distribution disbursing agent and perform other transfer agent and shareholder service functions. In addition, GFS will provide the Acquiring Fund with fund accounting services, which include the maintenance of accounting books and records, daily accounting, the provision of certain monthly reports, record-keeping and other management-related services. Finally, GFS also will provide the Acquiring Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, currently provides similar services to the Acquired Fund.

Custodian
Following the reorganization, Union  Bank, N.A. located at 350 California Street, 6th Floor, San Francisco, CA 94104 (the “Custodian”), will become the Acquiring Fund’s custodian. The Custodian will act as the Acquiring Fund’s depository, safe keep its portfolio securities, collect all income and other payments with respect thereto, disburse funds at the Acquiring Fund’s request and maintain records in connection with its duties. U.S. Bank, National Association, Custody Operations, 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212, currently provides similar services to the Acquired Fund.

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

In connection with the Reorganization, the operations of the Acquiring Fund will be overseen by Northern Lights II’s Board of Trustees in a substantially similar manner as the Acquired Fund is overseen by TPM’s Board of Trustees. The business of Northern Lights II is managed under the direction of its Board in accordance with its Governing Documents, which have been filed with the SEC. The Northern Lights II Board consists of five (5)  individuals, four (4) of whom are Independent Trustees. TPM’s Board of Trustees consists of four (4) Trustees, three (3) of whom are Independent Trustees.

Pursuant to the Governing Documents of Northern Lights II, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Trustees also retain the power to conduct, operate and carry on the business of Northern Lights II and have the power to incur and pay any expenses, which, in the opinion of the Trustees, are necessary or incidental to carry out any of Northern Lights II’s purposes. The Trustees of TPM possess similar powers to elect officers and conduct, operate and carry on the business of TPM. The Trustees, officers, employees and agents of Northern Lights II, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. TPM offers the same limitation of liability to its Trustees, officers, employees and agents.

Following is a list of the Trustees and executive officers of Northern Lights II and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
Charles Hobson Dry Age: 72	Trustee since May 2011	Founder and President, Government Procurement Solutions, LLC, a government consulting firm , Native Gaming Solutions, LLC, American Gateway, LLC, Native American Personnel Services, LLC, Oklahoma BioFuels, Inc.	5	Board of Aviation at the University of Oklahoma.
Anthony H. Lewis Age: 64	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA, an executive consulting firm.	5	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc.
Keith Rhoades Age: 63	Trustee Since May 2011	General Director of Financial Research, Union Pacific Railroad (until 2008). Retired since 2008.	5
Randy Skalla Age: 49	Trustee since May 2011	President, L5 Enterprises, Inc. (since 2001).	5	Orizon Investment Counsel Board Member

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee
Brian Nielsen**** Age: 38	Trustee Since May 2011
Assistant Secretary to Northern Lights Fund Trust (since 2011); Director and Secretary of Constellation Trust Company (since 2004); Assistant Secretary of Gemcom, LLC (since 2004); Assistant Secretary and Manager of Northern Lights Compliance Services, LLC (since 2004); Secretary and Chief Legal Officer of AdvisorOne Funds (since 2003); Assistant Secretary of Gemini Fund Services, LLC (since 2003); General Counsel, Manager, President and Secretary of Northern Lights Distributors, LLC (since 2003); General Counsel and Secretary of NorthStar Financial Services Group, LLC (since 2003); General Counsel and Secretary of CLS Investments, LLC (since 2001); General Counsel and Secretary of Orion Advisor Services, LLC (since 2001).

5
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	President Since May 2011
President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Age: 34	Secretary Since May 2011
 Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	Treasurer Since May 2011
Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	Assistant Treasurer Since May 2011	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	Assistant Treasurer Since May 2011	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A

Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 Age: 33	Assistant Treasurer Since May 2011	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 Age: 38	Assistant Treasurer Since May 2011	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A
Emile Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age: 48	Chief Compliance Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC; (since 2003); In-house Counsel, The Dreyfus Funds (1999 – 2003).	N/A	N/A

*  The term of office for each Trustee and Officer listed above will continue indefinitely.
** The term “Fund Complex” refers to the Northern Lights Fund Trust II
**** Brian Nielsen is an “interested person” of Northern Lights Fund Trust II as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (Northern Lights Fund Trust II’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Acquiring Fund’s Distributor).

Board Leadership Structure
Northern Lights II is led by Mr. Brian Nielsen, who has served as the Chairman of the Board since 2011.  Mr. Nielsen is an interested person by virtue of his affiliation with Gemini Fund Services, LLC, (Northern Lights Fund Trust II’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Acquiring Fund’s Distributor).  The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees.  The Independent Trustees have selected [_________________] as Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to Northern Lights II, the Independent Trustees will meet in executive session, at least quarterly.  Under Northern Lights II's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Northern Lights II policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, Northern Lights II believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  Northern Lights II believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of Northern Lights II, its Funds and each shareholder.

Board Risk Oversight
The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.
Generally, Northern Lights II believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Nielsen has over 10 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate.  Charles Hobson Dry, a business consultant with over thirty years experience specializing in Native American Tribal business/economic and casino development and over fifty years engineering experience with NASA, received a Bachelor of Science degree from Murray State College and advanced degrees from UCLA, Los Angeles, and the University of Houston.   Anthony Lewis has been Chairman and CEO of The Lewis Group USA, an executive consulting firm, for the past ten years, and also serves as a Director, the Chairman of the Compensation Committee, and a Member of the Audit Committee of Torotel Inc. Keith Rhoades served for over [   ] years as the General Director of Financial Research for Union Pacific Railroad, and Randy Skalla has served as the President of LF Enterprises, Inc. since 2001 and is a member of the Orizon Investment Counsel Board. Northern Lights II does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Board of Trustees has established four standing committees – the Audit Committee, the Compensation Committee, the Nominating Committee and the Valuation Committee.  All Independent Trustees are members of the Audit Committee and the Nominating Committee.  Inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions.  Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills as set forth above.  The Board of Trustees reviews its leadership structure regularly.  The Board of Trustees believes that the structure described above facilitates the orderly and efficient flow of information to the Trustees from the officers of Northern Lights II, the advisers of the funds that comprise Northern Lights II and other service providers, and facilitates the effective evaluation of the risks and other issues, including conflicts of interest, that may impact Northern Lights II as a whole as well as the funds individually.  The Board of Trustees believes that the orderly and efficient flow of information and the ability of the Board of Trustees to bring each Trustee’s experience and skills to bear in overseeing Northern Lights II’s operations is important given the characteristics and circumstances of Northern Lights II, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise Northern Lights II; the variety of asset classes that those funds reflect; the net assets of Northern Lights II; the committee structure of Northern Lights II; and the independent distribution arrangements of each of Northern Lights II’s underlying funds.  For these reasons, the Board of Trustees believes that its leadership structure is appropriate.

The Board of Trustees’ role is one of oversight rather than day-to-day management of any of Northern Lights II’s underlying funds Northern Lights II’s Audit Committee assists with this oversight function.  The Board of Trustees’ oversight extends to Northern Lights II’s risk management processes.  Those processes are overseen by Northern Lights II officers, including the President, the Treasurer, the Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board of Trustees on a variety of matters at Board meetings.

Investment advisers managing Northern Lights II’s underlying funds report to the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting Northern Lights II’s underlying funds.  These investment advisers report to the Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact Northern Lights II’s underlying funds.

The Board of Trustees has appointed the CCO, who reports directly to the Board of Trustees and who participates in its regular meetings.  In addition, the CCO presents an annual report to the Board of Trustees in accordance with Northern Lights II’s compliance policies and procedures.  The CCO, together with Northern Lights II s Treasurer and Secretary, regularly discusses risk issues affecting Northern Lights II and its underlying funds during Board of Trustee meetings.  The CCO also provides updates to the Board of Trustees on the operation of Northern Lights II’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  Finally, the CCO and/or other officers of Northern Lights II report to the Board of Trustees in the event that any material risk issues arise in between Board meetings.

Trustee Ownership of Fund Shares
As of December 31, 2010, no Trustee or officer of Northern Lights II beneficially owned shares of the Acquired Fund or any series of Northern Lights II.

Furthermore, neither the Trustees who are not “interested” persons of Northern Lights II, nor members of their immediate family, own securities beneficially, or of record, in the Advisor, the Acquiring Fund’s distributor or any of its affiliates.  Accordingly, neither the Trustees who are not “interested” persons of Northern Lights II nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Acquiring Fund’s distributor or any of its affiliates

Board Committees

Audit Committee.  Northern Lights II has an Audit Committee, which is comprised of the independent members of the Board of Trustees, The Audit Committee reviews financial statements and other audit-related matters for the Acquiring Fund.  The Audit Committee also holds discussions with management and with the Acquiring Fund’s independent auditor concerning the scope of the audit and the auditor’s independence and will meet at least _____ annually.

Nominating Committee.  Northern Lights II has a Nominating Committee, which is comprised of the independent members of the Board of Trustees. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary

Valuation Committee.  Northern Lights II has a Valuation Committee.  The Valuation Committee is responsible for the following: (1) monitoring the valuation of Acquiring Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board.  The Valuation Committee is currently comprised of [____________________].  The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.

Trustee Compensation
Because Northern Lights II only recently commenced operations, none of the Trustees received a fee for the Acquired Fund’s   fiscal year ended February 28, 2011.  However, for their service as Trustees, each Independent Trustee will receive [$1,000 for each in-person Board meeting and $500 for each telephonic Board meeting of Northern Lights II], as well as reimbursement for expenses incurred in connection with attendance at board meetings.  Interested Trustees do not receive any compensation for their service as Trustees.

EXPENSES OF THE REORGANIZATION

Advisor has agreed to bear all expenses associated with the transactions contemplated by the Plan of Reorganization, including expenses associated with the solicitation of proxies.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). No gain or loss will be recognized as a consequences of the Reorganization by either Fund (except to the extent that such assets consist of contracts described in Section 1256 of the Code), nor will a gain or loss will be recognized by the shareholders of the Acquired Fund as a result of the Acquiring Fund’s distribution of its Class A shares and Class I shares to Acquired Fund shareholders in exchange for Acquired Fund Class A and Class I shares, respectively. In addition, a shareholder’s tax basis for Class A and Class I shares held in the Acquired Fund will carryover to the Class A and Class I shares of the Acquiring Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also will carryover to the corresponding Acquiring Fund Class A and Class I shares received in the Reorganization. As a condition to the consummation of the Reorganization, TPM, Northern Lights II, the Acquired Fund and the Acquiring Fund will have received a legal opinion to the effect that the Reorganization will qualify as a tax-free reorganization with the foregoing tax consequences. That opinion will be based upon certain representations and warranties made by TPM and Northern Lights II and certifications received from TPM and Northern Lights II on behalf of each of the Acquired Fund and the Acquiring Fund.

Immediately prior to the Reorganization, the Acquired Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to a specified time prior to the Reorganization on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

The forgoing relates only to the Federal income tax consequences of the Reorganization. You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances, including any state and local tax consequences.

Capitalization. The following table sets forth as of fiscal year end on February 28, 2011: (i) the audited capitalization of the Acquired Fund, and (ii) the unaudited pro forma combined capitalization of the Acquiring Fund assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date, as a result of daily share purchase and redemption activity in the Acquired Fund and changes in net asset value per share.

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Acquired Fund Class A	$2,352,297	$15.56	151,163
Adjustment
Acquiring Fund Class A

Acquired Fund Class I	$21,632,024	$12.99	1,665,417
Adjustment
Acquiring Fund Class I

Acquiring Fund Class A
Acquiring Fund Class I

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including approval of the Reorganization. As of the record date, the following shareholders were considered to be either a control person or principal shareholder of the Acquired Fund:  [to be updated as of May 10, 2011]

Class A Shares

Name and Address	% Ownership		Pro Forma % Ownership after Reorganization		Type of Ownership	Parent Company	Jurisdiction
	Class	Fund	Class	Fund

Class I Shares

Name and Address	% Ownership		Pro Forma % Ownership after Reorganization		Type of Ownership	Parent Company	Jurisdiction
	Class	Fund	Class	Fund

 SECURITY OWNERSHIP OF MANAGEMENT

As of the close of the Record Date the Trustees and officers of TPM, as a group, beneficially owned no shares of the Acquired Fund.

VOTING SECURITIES AND VOTING INFORMATION

General Information
The close of business on April 30, 2011 is the Record Date for determining the shareholders entitled to notice of and to vote at the meeting or any adjournment(s) thereof. As of the Record Date, there were ________________ Class A shares and ________ Class I shares of the Acquired Fund issued and outstanding. Only shareholders of record on the Record Date are entitled to vote at the meeting. The presence, in person or by proxy, of the holders of at least 33 1/3% of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote is necessary to constitute a quorum for the Acquired Fund at the Meeting. An affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Acquired Fund, or (ii) 67% or more of the shares of the Acquired Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy is required to approve the Reorganization.

Voting Rights
Although it is not expected that the Acquired Fund will receive abstentions and “broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), abstentions and broker non-votes will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, TPM may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. TPM also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

If (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Acquired Fund, without further notice to the shareholders of the Acquired Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the best interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.

A shareholder of the Acquired Fund who objects to the proposed Reorganization will not be entitled under either Delaware law or the Declaration of Trust of TPM to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganization is consummated, shareholders will be free to redeem the Class A and Class I shares of the Acquiring Fund that they receive in the transaction at their then-current net asset value. Class A and Class I shares of the Acquired Fund may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of the Acquired Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

The Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present. If the Meeting is adjourned to another time or place, notice need not be given of the adjourned Meeting at which the adjournment is taken, unless a new record date of the adjourned Meeting is fixed. At any adjourned Meeting, TPM may transact any business which might have been transacted at the original Meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board of Trustees of TPM is not aware of any other matters to come before the Meeting.

REVOCATION OF PROXIES

If you return a properly executed proxy card, but later wish to revoke it, you may do so at any time before it is voted by doing any of the following:

▪	delivering written notice of the proxy’s revocation to the President of TPM at the above address prior to the Meeting;

▪	submitting a properly-executed proxy bearing a later date, but dated prior to the Meeting;

▪	submitting a subsequent telephone vote; or

▪	attending and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.

SOLICITATION OF PROXIES

We are soliciting these proxies by U.S. mail, and may also solicit them in person, by telephone, by facsimile, or by any other electronic means. The Advisor is paying for the costs of this proposed Reorganization, and is paying for the expense of preparing, printing, and mailing of this Proxy Statement, the enclosed proxy card, and other expenses relating to the Meeting. Employees of the Advisor and GFS may make solicitations to obtain the necessary shareholder representation at the Meeting, but will receive no additional compensation for doing so. We, or our appointed agent, will count proxies that are properly authorized by telephone or electronically-transmitted instruments, to the extent that we are able to verify your identity when you authorize your proxy in that manner.

HOUSEHOLDING

In an effort to decrease costs, the Acquired Fund intends to reduce the number of duplicate Proxy Statements you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. However, each shareholder will receive separate proxy cards. Please call toll-free at (866) 503-7390 or write to the Acquired Fund (Alternative Strategies Mutual Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) to request individual copies of these documents.

OTHER BUSINESS

The Board of Trustees of TPM knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Acquired Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Acquired Fund and its shareholders.

TPM and Northern Lights II do not hold annual meetings of shareholders. There normally will be no meeting of shareholders for the purpose of electing Trustees of Northern Lights II unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. After the Reorganization is approved, shareholders wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting should send their written submissions to the principal executive offices of Northern Lights II at 4020 South 147th Street, Omaha, Nebraska 68137. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

This Proxy Statement omits certain information contained in the registration statements for each of the Acquired Fund and the Acquiring Fund. Reference is hereby made to each registration statement and to the exhibits and amendments thereto for further information with respect to the Acquired Fund and the Acquiring Fund and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each of the Acquired Fund and the Acquiring Fund also files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

EXHIBITS:

Exhibit A – Agreement and Plan of Reorganization

EXHIBIT A
AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 17th day of May, 2011, by and among Trust for Professional Managers (“TPM”), a Delaware statutory trust, with its principal place of business at 615 East Michigan Street, Milwaukee, WI 53202, with respect to the Alternative Strategies Mutual Fund, a separate series of TPM (the “Acquired Fund”), Northern Lights Fund Trust II (“Northern Lights II”), a Delaware statutory trust, with its principal place of business at 4020 South 147th Street, Omaha, Nebraska 68137, with respect to the Alternative Strategies Mutual Fund, a separate series of Northern Lights II (the “Acquiring Fund” and, collectively with the Acquired Fund, the “Funds”) and Ascentia Capital Partners, LLC, the Advisor, located at 5485 Kietzke Lane, Reno, NV 89511.

This Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for full and fractional shares of beneficial interest, no par value per share (“Shares”) (such Shares being Class A or Class I Shares), of the Acquiring Fund (“Acquiring Fund Shares”) as set forth on Schedule A attached hereto; (ii) the assumption by the Acquiring Fund of all liabilities (as set forth in paragraph 1.3 below)  of the Acquired Fund; and (iii) the distribution, after the Closing hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). Acquired Fund shareholders of record holding Class A or Class I Shares will receive Class A or Class I Shares, respectively, of the Acquiring Fund. Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other Fund or the assets of any other Fund be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein. The Acquiring Fund is, and will be immediately prior to Closing, a shell series, without assets (other than seed capital) or liabilities, created for the purpose of acquiring the assets and liabilities (as set forth in paragraphs 1.2 and 1.3 below) of the Acquired Fund.

WHEREAS, the Acquiring Fund and the Acquired Fund are separate series of Northern Lights II and TPM, respectively, and Northern Lights II and TPM are open-end, registered management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns assets that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest; and

WHEREAS, the parties desire to change the form of organization of the Acquired Fund from a series of TPM to a series of Northern Lights II; it being anticipated that the Reorganization will provide Acquired Fund shareholders with economies of scale and administrative efficiencies; and

WHEREAS, the Trustees of TPM have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund’s shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND

1.1    THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey transfer and deliver all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees, (i) to deliver to the Acquired Fund in exchange for the net assets attributable to the Acquired Fund shares, a number of Class A and Class I Acquiring Fund Shares (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund share computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing date provided for in paragraph 3.1 (“Closing Date”).

1.2    ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of any kind and nature, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and other assets and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders.

The Acquired Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments.

1.3    LIABILITIES TO BE ASSUMED. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Closing Date. The Acquired Fund will use its best efforts to discharge all known liabilities prior to or at the Valuation Date (as defined in paragraph 2.1) to the extent possible and consistent with its own investment objectives and policies and normal business operations

1.4    LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing as is conveniently practicable (the “Liquidation Date”): (a) the Acquired Fund will make a liquidating distribution, pro rata by Class A and class I, respectively, to its shareholders of record (the “Acquired Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), of all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. The aggregate net asset value of the Acquiring Fund Shares issued pursuant to this paragraph will equal the aggregate net asset value of the Acquired Fund shares, each as determined on the Valuation Date using the valuation procedures set forth below.  All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed by the Acquired Fund and canceled on its books. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund shares that are held of record by the Acquired Fund Shareholders at the Effective Time on the Closing Date.

1.5    OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued simultaneously to the Acquired Fund, in an amount equal in value to the NAV of the Acquired Fund’s shares, to be distributed to Shareholders.

1.6    TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7    REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the Closing Date, and such later date on which the Acquired Fund is terminated.

1.8    TERMINATION. The Acquired Fund shall be liquidated and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1    VALUATION OF ASSETS. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called a “Valuation Date”), using the valuation procedures set forth in TPM’s Declaration of Trust and the Acquired Fund’s then current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2    VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in Northern Lights II’ Agreement and Declaration of Trust and the Acquiring Fund’s then current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3    SHARES TO BE ISSUED. The number of Class A and Class I Acquiring Fund’s Shares to be issued (including fractional shares) shall be equal in net asset value to the net asset value of the Class A and Class I shares of the Acquired Fund then outstanding. Upon the Acquired Fund’s liquidating distribution each holder of shares of the Acquired Fund will receive shares of the Acquiring Fund equal in net asset value to the net asset value of shares held by such holder immediately prior to such liquidating distribution.

2.4    DETERMINATION OF VALUE. All computations of value shall be made by U.S. Bancorp Fund Services, LLC, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund and the Acquired Fund, as the case may be.  The Acquiring Fund and Acquired Fund agree, however, to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities and other assets determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1    CLOSING DATE. The closing (the “Closing”) will be on or about July5, 2011 or such other date(s) as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place immediately prior to the Closing Date unless otherwise provided. The Closing shall be held as of the close of business (the “Effective Time”) at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or at such other time and/or place as the parties may agree.

3.2    CUSTODIAN’S CERTIFICATE. U.S. Bank N.A., as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3    EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4    TRANSFER AGENT’S CERTIFICATE. U.S. Bancorp Fund Services, LLC, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number, class and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Gemini Fund Services, LLC, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of TPM or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1    REPRESENTATIONS OF THE ACQUIRED FUND. TPM and the Acquired Fund represent and warrant to Northern Lights II and the Acquiring Fund as follows:

(a)    The Acquired Fund is a separate series of a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)    The Acquired Fund is a separate series of a Delaware statutory trust that is registered as an open-end management investment company under the 1940 Act and such Delaware statutory trust’s registration with the U.S. Securities and Exchange Commission (the “SEC”) is in full force and effect.

(c)    The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)    The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of any material provision of TPM’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e)    The Acquired Fund has no material contracts or other commitments (other than this Agreement) that if terminated will result in material liability to the Acquired Fund, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities.

(f)    Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(g)    The financial statements of the Acquired Fund are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of February 28, 2011, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

(h)    Since February 28, 2011, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions  shall not constitute a material adverse change.

(i)    At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to be filed by such date (giving effect to extensions), shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books.  To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j)    All issued and outstanding shares of the Acquired Fund are, and at the Closing Date, will be duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

(k)    At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder. Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(l)    The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquired Fund.  Subject to approval by the Acquired Fund’s Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)    The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n)    From the date of this Agreement through the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Proxy Statement to be prepared, filed and distributed in accordance with Schedule 14A (as further defined in paragraph 5.8), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(o)    From the effective date of  this Agreement through the effective date of the  Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund’s Shareholders and on the Closing  Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading

(p)    The Acquired Fund has elected to qualify and has qualified as a “regulated investment company” (a “RIC”) under the Code as of and since its first taxable period; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for the period beginning on the first day of its current taxable year ending on the Closing Date.  The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code.  The Acquired Fund has duly filed all federal, state, local and foreign tax returns that are required to have been filed, and all taxes of the Acquired Fund that are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect.  The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder.

(q) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by TPM, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

4.2    REPRESENTATIONS OF THE ACQUIRING FUND. Northern Lights II and the Acquiring Fund represent and warrant to TPM and the Acquired Fund as follows:

(a)    The Acquiring Fund is a separate series of a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)    The Acquiring Fund is a separate series of a Delaware statutory trust that is registered as an open-end management investment company, and such Delaware statutory trust’s registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c)    The current Prospectus and Statement of Additional Information of the Acquiring Fund shall conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d)    With respect to the Acquiring Fund, the execution, delivery and performance of this Agreement will not result in a violation of any material provision of Northern Lights II’s Agreement and Declaration of Trust or By-laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)    Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)    There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than those issued to a seed capital investor (which shall be an affiliate of the Acquiring Fund) in order to commence operations of the Acquiring Fund;

(g)    All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

(h)    The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i)    The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j)    From the effective date of this Agreement through the Closing Date, any written information furnished by Northern Lights II with respect to the Acquiring Fund for use in the Proxy Statement (as defined in paragraph 5.8, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k)    From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by Northern Lights II with respect to the Acquiring Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(l)    The Acquiring Fund agrees to use all commercially reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(m)    No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by Northern Lights II, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by Northern Lights II, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(n)    The Acquiring Fund intends to elect and qualify as a RIC under the Code and will continue to qualify as a RIC through the end of its first taxable year, and is a fund that is treated as a separate corporation under Section 851(g) of the Code.

(o)    The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of Northern Lights II created within the last 12 months, without assets (other than seed capital) or liabilities, formed for the purpose of receiving the assets and assuming the liabilities of the Acquired Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to Gemini Fund Services (“GFS”), Northern Lights II’s administrator, the Advisor, or their affiliates to secure any required initial shareholder approvals.  On the Closing Date, the Acquiring Fund will have no assets other than nominal capital contributed by the GFS, the Advisor or their affiliates.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1    OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and shareholder redemptions in the case of the Acquired Fund.

5.2    APPROVAL OF SHAREHOLDERS. TPM will call a special meeting (the “Meeting”) of Acquired Fund’s Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3    INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4    ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5    FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6    STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the applicable Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Cohen Fund Audit Services, Ltd. and certified by the TPM’s Treasurer.

5.7    PREPARATION OF REGISTRATION STATEMENT.   Northern Lights II represents that it has prepared and filed a registration statement on Form N-1A (the “Registration Statement”) for the purpose of creating the Acquiring Fund and registering its shares. The Registration Statement is expected to be effective on or before the Closing Date.

5.8           PREPARATION OF SCHEDULE 14A PROXY STATEMENT.  Northern Lights II and the Acquiring Fund covenant that they will prepare, coordinate with the Acquired Fund the filing with the SEC, and deliver to the Acquired Fund shareholders in connection with the Meeting, a proxy statement on Schedule 14A (“Proxy Statement”) in compliance in all material respects with the provisions of the 1934 Act and the rules and regulations thereunder.  The Acquired Fund covenants that it will provide Northern Lights II and the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement in compliance with the 1934 Act and 1940 Act and the rules and regulations thereunder.

5.9    INDEMNIFICATION.

(a)    Northern Lights II will assume all liabilities and obligations of TPM relating to any obligation of TPM to indemnify its current and former Trustees and officers, acting in their capacities as such with respect to the Acquired Fund, to the fullest extent permitted by law and TPM’s Declaration of Trust, as in effect as of the date of this Agreement. Without limiting the foregoing, Northern Lights II agrees that all rights to indemnification and all limitations of liability existing in favor of the current and former Trustees and officers, acting in their capacities as such with respect to the Acquired Fund, under the TPM’s Declaration of Trust as in effect as of the date of this Agreement shall survive the Reorganization and shall continue in full force and effect, without any amendment thereto, and shall constitute rights that may be asserted against the Acquiring Fund and its successors or assigns.

(b)    The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(c)    The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.  The Acquired Fund shall not indemnify and hold harmless GFS, Northern Lights II,  the Acquiring Fund and each of the Acquiring Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any representation, disclosure, agreement  or other action or omission of the Advisor with respect to or on behalf of the Acquired Fund.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1    All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by Northern Lights II’ President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2    The Acquired Fund shall have received on the Closing Date an opinion from Alston & Bird LLP, counsel to Northern Lights II, dated as of such Closing Date, in a form reasonably satisfactory to the Acquired Fund, covering the following points:

(a)    Northern Lights II is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

(b)    Northern Lights II is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the SEC is in full force and effect.

(c)    This Agreement has been duly authorized, executed, and delivered by Northern Lights II on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquired Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d)    Assuming that a consideration of not less than the net asset value of Acquiring Fund Shares has been paid, Acquiring Fund Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(e)    The Registration Statement has been declared effective by the SEC and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

 (f)    The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of Northern Lights II’ Declaration of Trust or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which the Acquiring Fund or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

(g)    In the ordinary course of such counsel’s representation of the Acquiring Fund, and without having made any investigation, such counsel does not know of any legal or governmental proceedings (only insofar as they relate to the Acquiring Fund) existing on or before the effective date of the Registration Statement or the Closing Date that are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(h)    To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

(i)    In the ordinary course of such counsel’s representation of the Acquiring Fund, and without having made any investigation, and except as otherwise disclosed, such counsel is not aware of any litigation or administrative proceeding of or before any court or governmental body that is presently pending or threatened as to the Acquiring Fund or any of its properties or assets. In the ordinary course of such counsel’s representation of the Acquiring Fund, and without having made any investigation, to the knowledge of such counsel, the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business, other than as previously disclosed in the Registration Statement.

6.3    The Registration Statement on Form N-1A filed by Northern Lights II with the SEC to create the Acquiring Fund and register its sharers (referred to in Section 5.7) has been declared effective by the SEC

6.4    Subject to Section 6.3 as of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement.

6.5    TPM shall have received a letter of indemnification from the Advisor stating that it agrees to indemnify TPM, its employees, agents, directors, trustees and officers (each, an “Indemnified Party”) against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses (including settlement costs) arising out of any litigation or regulatory action (including, without limitation, any shareholder litigation and any SEC staff inquiries, investigation, enforcement action or disciplinary action) in any way relating to the Acquired Fund, or relating to or resulting from (a) the Reorganization, (b) the management of the Acquired Fund by the Advisor, or (c) the Advisor’s duties to the Acquired Fund under the Investment Advisory Agreement between TPM and the Advisor, or the Investment Advisors Act of 1940, as amended (any a “Claim”). The Advisor shall remain liable for indemnification as contemplated herein regardless of whether the transactions contemplated by this Agreement occur and this Section 6.5 shall survive the Closing and any termination of this Agreement pursuant to Section 11.1.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1    All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by TPM’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2    The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of TPM.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Delaware law and the provisions of TPM’s Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2    On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3    All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    Unless the Acquired Fund has been advised by the Acquiring Fund that the Acquiring Fund will deliver an opinion of counsel that the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code, the Acquired Fund shall have declared on or prior to the Valuation Date and paid before the Closing Date a dividend or dividends with a record and ex-dividend date on or prior to such Valuation Date, which, together with all previous such dividends, shall have the effect of distributing to its shareholders (A) all of Acquired Fund’s investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the short taxable year beginning on the first day of its current taxable year and ending on the Closing Date and (B) all of Acquired Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such short taxable year (in each case after reduction for any capital loss carryover).

8.6    The parties shall have received a favorable opinion of Alston & Bird LLP dated as of the Closing Date and addressed to the Acquiring Fund and Acquired Fund substantially to the effect that for federal income tax purposes with respect to the Acquired Fund:

(a)    The transfer of all of the Acquired Fund’s assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund as set forth in paragraph 1.3 above (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders and the termination of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)    No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund.

(c)    No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Acquired Fund’s Shareholders in exchange for such shareholders’ shares of the Acquired Fund.

(d)    No gain or loss will be recognized by the Acquired Fund’s Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares in the Reorganization.

(e)    The adjusted tax basis of Acquiring Fund Shares received by each of the Acquired Fund’s Shareholders pursuant to the Reorganization will be the same as the adjusted tax basis of the Acquired Fund Shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by each of the Acquired Fund’s Shareholders will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

(f)    The tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

(g)    For purposes of Section 381 of the Code, either (i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to any applicable conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder; or (ii) the Acquiring Fund will be treated as the same corporation as the Acquired Fund and the tax attributes of the Acquired Fund described in Section 381(c) of the Code shall be taken into account by the Acquiring Fund as if there had been no Reorganization.

Such opinion shall contain such limitations as shall be in the opinion of Alston & Bird LLP appropriate to render the opinions expressed therein.  Such opinion shall be based on customary assumptions and such representations as Alston & Bird LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

9.1    Except as otherwise provided for herein, the Advisor, or an affiliate thereof, shall bear all expenses of the transactions contemplated by this Agreement. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Statement on Schedule 14A under the 1934 Act covering the solicitation of the approval of the transaction contemplated herein by the Acquired Fund’s Shareholders; (b) postage; (c) printing; (d) accounting fees; (e) legal and audit fees including reasonable fees for this transaction of the Acquired Fund’s counsel and counsel of the Acquired Fund’s Independent Trustees; (f) proxy solicitation costs of the transactions, (g) the cost of winding up and liquidating the Acquired Fund, and (h) all fees listed on the closing/transfer of assets schedule provided by TPM and U.S. Bancorp Fund Services, LLC.  The Advisor, or an affiliate thereof, shall remain liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement, pursuant to paragraph 11.1.  Notwithstanding the foregoing, the Advisor (or an affiliate thereof) will assume or pay only those expenses that are solely and directly related to proxy statement, proxy solicitation and the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54,  1973-1 C.B. 187), and the shareholders of the Acquired Fund and the Acquiring Fund will pay their own expenses, if any, incurred in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1    Northern Lights II, on behalf of the Acquiring Fund, and TPM, on behalf of the Acquired Fund, agrees that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2    The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1    This Agreement may be terminated by the mutual agreement of Northern Lights II and TPM. In addition, either Northern Lights II or TPM may at its option terminate this Agreement at or prior to either Closing Date due to:

(a)    a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days;

(b)    a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)    a determination by the party’s Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2    In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, Northern Lights II, TPM, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1    This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the Meeting of the Acquired Fund’s Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions to the detriment of such Shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1    The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5    It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Northern Lights II personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Agreement and Declaration of Trust of Northern Lights II. The execution and delivery of this Agreement have been authorized by the Trustees of Northern Lights II on behalf of the Acquiring Fund and signed by authorized officers of Northern Lights II, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in Northern Lights II’ Agreement and Declaration of Trust.

13.6    It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of TPM personally, but shall bind only the trust property of the Acquired Fund, as provided in the Declaration of Trust of TPM. The execution and delivery of this Agreement have been authorized by the Trustees of TPM on behalf of the Acquired Fund and signed by authorized officers of TPM, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in TPM’s Declaration of Trust.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

TRUST FOR PROFESSIONAL MANAGERS, on behalf of the Acquired Fund

By:_________________________________
Name:           Joseph C. Neuberger
Title:           President

NORTHERN LIGHTS FUND TRUST II, on
behalf of the Acquiring Fund

By: ________________________________
Name:           Andrew Rogers
Title:           President

Ascentia Capital Partners, LLC, with respect
to Paragraphs 6.5 and 9.1 only

By:_________________________________
Name:           Steve McCarty
Title:           President

Schedule A

Class A and Class I Shareholders of the Acquired Fund will receive Class A and Class I shares, respectively, of the Acquiring Fund:

TPM (Acquired Fund):	Northern Lights II (Acquiring Fund):

Alternative Strategies Mutual Fund	Alternative Strategies Mutual Fund

Logo Centered in This Box (shows through window on outbound envelope)	PROXY CARD FOR ALTERNATIVE STRATEGIES MUTUAL FUND A series of Trust for Professional Managers (“TPM”) Proxy for A Special Meeting of Shareholders – June 29, 2011

THIS PROXY IS BEING SOLICITED ON BEHALF OF TPM’S BOARD OF TRUSTEES ON BEHALF OF ITS SERIES, ALTERNATIVE STRATEGIES MUTUAL FUND (THE “FUND”).
The undersigned hereby constitutes and appoints John P. Buckel and Jennifer A. Lima, their designees or any one of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest in the name of the undersigned on the record date of the special meeting of shareholders of the Fund, or at any adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card. The undersigned hereby revokes any prior proxy to vote at such Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

The proxy, when properly executed, will be voted in the manner you directed with respect to shares that you own. If no direction is given with respect to a item, this proxy will be voted FOR each of the item or items that relate to the particular Fund shares that you own.

John Q. Shareholder FBO Timmy Shareholder 11 Proxy Vote Road Proxyville, IL, 29455 (shows through window on outbound envelope)
QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-249-7148. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 29, 2011

The proxy statement for this meeting is available at: www.ascentiafunds.com

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE (live proxy representative or touch-tone phone), by MAIL or via the INTERNET.  Please use whichever method is most convenient for you.  If you choose to vote via the Internet or by phone, you should not mail your proxy card.  Please vote today!

PHONE:
To cast your vote by phone with a proxy voting representative, call toll-free 1-800-249-7148 and provide the representative with the control number found on the reverse side of this proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

IN PERSON:	Attend shareholders’ meeting at U.S. Bancorp Fund Services LLC, 615 East Michigan Street, 2nd Floor, Milwaukee, WI 53202 on June 29, 2011 at 10:00 am Central
Shareholder sign here Date
Options below are available 24 hours a day / 7 days a week

PHONE:	To cast your vote via a touch-tone voting line, call toll-free 1-866-458-9863 and enter the control number found on the reverse side of this proxy card.

INTERNET:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.
Joint owner sign here Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

ALTERNATIVE STRATEGIES MUTUAL FUND
    CONTROL NUMBER
123456789123

If you received more than one ballot because you have multiple investments in the Fund, please remember to vote all of your ballots!

Remember to sign and date the reverse side before mailing in your vote.  This proxy card is valid only when signed and dated.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  This proxy card will be voted as instructed.  If no specification is made, the proxy card will be voted “FOR” the Proposals.  The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

The Board of Trustees unanimously recommends a vote FOR the following proposal.

	FOR	AGAINST	ABSTAIN
1. to approve the Agreement and Plan of Reorganization, pursuant to which the Alternative Strategic Mutual Fund (the “Acquired Fund”), a series of the Trust for Professional Managers (“TPM”) will transfer all of its assets and liabilities to the Alternative Strategies Mutual Fund (the “Acquiring Fund”), a series of Northern Lights Fund Trust II (“Northern Lights II”), in exchange for shares of the Acquiring Fund, which would then be distributed pro-rata by the Acquired Fund to its shareholders, in complete liquidation of the Acquired Fund.
	□	□	□

2. To transact such other business as may properly come before the Meeting or any adjournments or thereof.

THANK YOU FOR VOTING